Financial Instruments - Information Regarding Aging and Collectability of Accounts Receivable (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule Of Aging Of Financing Receivables [Line Items]
Current	$ 960
Past due 1-30 days	39
Past due 31-60 days	51
Past due 61-90 days
Over 91 days past due	282
Less allowance for doubtful accounts	(193)
Total accounts receivable	$ 1,139	$ 2,153